UNIITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 2, 2008

Analytical Surveys, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-13111

CO	84-0846389
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

665 Martinsville Road, Basking Ridge, NJ 07920
 (Address of principal executive offices, including zip code)

(908) 524-0888
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

 Item 4.01.    Changes in Registrant's Certifying Accountant

(a)        Previous independent registered public accounting firm.

On April 2, 2008, Analytical Surveys, Inc. ("Registrant") notified its independent registered public accounting firm, Malone and Bailey, PC ("Malone and Bailey") of its intention to engage Jewett, Schwartz, Wolfe & Associates (“JSW”) as its new independent registered public accounting firm, at which time Registrant dismissed Malone and Bailey.

Registrant had engaged Malone and Bailey on July 30, 2007, and hence, Malone and Bailey only reported on the most recent fiscal year ended September 30, 2007.  Malone and Bailey’s reports on Registrant's financial statements for the past year have not contained an adverse opinion or disclaimer of opinion, and were not modified as to audit scope or accounting principles.  The Malone and Bailey reports contained a going concern explanatory paragraph. This explanatory paragraph expressed substantial doubt about the Registrant’s ability to continue as a going concern based on significant operating losses and a lack of external financing to fund working capital and debt requirements.

The decision to change Registrant's independent registered public accounting firm was approved by Registrant's Board of Directors.

Since the date of Malone and Bailey’s engagement on July 30, 2007 and through April 2, 2008, there were no disagreements between Registrant and Malone and Bailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Malone and Bailey’s satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

Registrant has provided Malone and Bailey with the foregoing disclosures and has requested that it furnish a letter addressed to the Commission stating whether or not it agrees with the statements made by Registrant herein. A copy of the response of Malone and Bailey to the foregoing disclosures is attached hereto as Exhibit 16.1 and incorporated in this Item 4.01(a) by reference.

(b)        New independent registered public accounting firm.

On April 2, 2008, Registrant engaged Jewett, Schwartz, Wolfe & Associates (“JSW”) as its new independent registered public accounting firm. During the Registrant’s two most recent fiscal years and the interim periods subsequent to September 30, 2007 and through April 2, 2008, Registrant did not consult JSW with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(ii) of Regulation S-B.

(c)        Exhibits

16.1  Letter from Malone and Bailey, dated April 28, 2008, pursuant to Item 304(a)(3) of Regulation S-B, regarding change in certifying accountant.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Analytical Surveys, Inc.

Date: April 28, 2008	By:	/s/ James Kerstein
James Kerstein
CEO